UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 19, 2011

ALTRIA GROUP, INC.

(Exact name of registrant as specified in its charter)

Virginia	1-8940	13-3260245
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

6601 West Broad Street, Richmond, Virginia	23230
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (804) 274-2200

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.07.	Submission of Matters to a Vote of Security Holders.

On May 19, 2011, Altria Group, Inc. (the “Company”) held its Annual Meeting of Shareholders (“Annual Meeting”). There were 1,751,123,946 shares of common stock of the Company, constituting 83.65% of outstanding shares on March 28, 2011, the record date, represented in person or by proxy at the meeting. The matters voted upon at the Annual Meeting and the final results of such voting are set forth below:

Proposal 1: To elect nine* directors of the Company.

Name	For	Against	Abstain	Broker Non-Vote
Elizabeth E. Bailey	1,200,813,066	86,511,045	3,544,292	460,255,490
Gerald L. Baliles	1,153,122,527	133,801,706	3,944,171	460,255,490
John T. Casteen III	1,130,289,426	156,765,035	3,603,943	460,255,490
Dinyar S. Devitre	1,268,245,212	18,994,576	3,628,567	460,255,490
Thomas F. Farrell II	1,210,921,780	76,414,420	3,526,956	460,255,490
Thomas W. Jones	1,209,314,533	78,121,546	3,432,246	460,255,490
George Muñoz	1,276,940,142	10,268,163	3,657,838	460,255,490
Nabil Y. Sakkab	1,229,947,397	56,669,559	4,249,097	460,255,490
Michael E. Szymanczyk	1,256,851,961	29,843,800	4,172,594	460,255,490

All director nominees were duly elected.

*	As previously reported, in connection with Mr. Huntley’s decision not to stand for re-election to the Board of Directors of the Company (the “Board”), the Board amended Article II, Section 2 of the Amended and Restated By-Laws, filed as Exhibit 3.1 to the Company’s Current Report on Form 8-K filed February 25, 2011, in order to decrease the size of the Board from ten (10) to nine (9) directors, effective May 19, 2011.

Proposal 2: Ratification of the selection of PricewaterhouseCoopers LLP as Independent Registered Public Accounting Firm for the fiscal year ending December 31, 2011.

For	Against	Abstain
1,713,655,706	32,790,715	4,677,426

The selection of Independent Registered Public Accounting Firm was ratified.

Proposal 3: Advisory vote on the compensation of the Company’s named executive officers.

For	Against	Abstain	Broker Non-Vote
1,196,060,628	86,795,720	8,001,906	460,255,490

The proposal was approved on an advisory basis.

Proposal 4: Advisory vote on the frequency of future advisory votes on the compensation of the Company’s named executive officers.

1 Year	2 Years	3 Years	Abstain	Broker Non-Vote
807,125,216	26,782,938	320,254,330	136,703,281	460,255,490

The shareholders voted, on an advisory basis, on the frequency of future advisory votes on the compensation of the Company’s named executive officers as set forth in the table above.

Proposal 5: Shareholder Proposal - Address Concerns Regarding Tobacco Flavoring.

For	Against	Abstain	Broker Non-Vote
29,582,433	1,162,156,993	99,126,520	460,255,490

The proposal was defeated.

Item 7.01.	Regulation FD Disclosure.

In connection with the Annual Meeting and the Board meeting on May 19, 2011, the Company issued a press release on May 19, 2011, in which the Company, among other things, announced that in connection with Mr. Huntley’s retirement the Board has appointed Mr. Thomas F. Farrell II to serve as Presiding Director. As previously reported, the Board has affirmatively determined that Mr. Farrell is independent within the meaning of the listing standards of the New York Stock Exchange.

In addition, the Company reaffirmed earnings guidance for 2011 in the press release.

A copy of the press release is attached as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated herein by reference in its entirety.

In accordance with General Instruction B.2 of Form 8-K, the information in Item 7.01 of this Current Report on Form 8-K, including the exhibits hereto, shall not be deemed “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that section. The information in this Current Report shall not be incorporated by reference into any filing or other document pursuant to the Securities Act of 1933, as amended, except as shall be expressly set forth by specific reference in such filing or document.

Item 9.01.	Financial Statements and Exhibits.

(d)	Exhibits

99.1 Altria	Group, Inc. Press Release dated May 19, 2011 (furnished pursuant to Item 7.01)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ALTRIA GROUP, INC.

By:	/s/ W. HILDEBRANDT SURGNER, JR.
Name:	W. Hildebrandt Surgner, Jr.
Title:	Corporate Secretary and
Senior Assistant General Counsel

DATE: May 19, 2011

EXHIBIT INDEX

Exhibit No.	Description
99.1	Altria Group, Inc. Press Release dated May 19, 2011 (furnished pursuant to Item 7.01)